UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2017

Agritech Worldwide, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-32134	36-4197173
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1101 Campus Drive

Mundelein, Illinois  60060

(Address of principal Mr. Kahn offices)

Registrant’s telephone number, including area code: (847) 549-6002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01. Entry into a Material Definitive Agreement.

Due to the ongoing liquidity needs of Agritech Worldwide, Inc. (the “Company”), on March 28, 2017, the Company entered into a promissory note with Mr. Kahn and Mr. Garfinkle as the lenders in the original principal amount of $35,000 (the “Promissory Note”). The Promissory Note accrues interest at a rate per annum equal to 5%. Accrued and unpaid interest on the outstanding principal is payable monthly in arrears on the last business day of each month in which any amount remains outstanding under the Promissory Note. The principal amount, together with all accrued and unpaid interest thereon, is required to be repaid to the lenders out of the proceeds received from the accounts receivable of the Company collected after March 28, 2017, immediately upon such receipt. The loan under the Promissory Note is secured by all of the assets of the Company pursuant to a Security Agreement and a Patent Security Agreement.

The proceeds of the Promissory Note were used by the Company to primarily fund payroll and to pay certain critical vendors of the Company.

As a condition to the making of the loan under the Promissory Note, the lenders under a loan agreement entered into by the Company on February 1, 2017 (which lenders included Mr. Kahn and Mr. Garfinkle through GKS Funding), which is the senior secured debt of the Company, were required to enter into a subordination agreement with the Company and Mr. Kahn and Mr. Garfinkle (the “Subordination Agreement”). The Subordination Agreement made the Promissory Note the senior secured debt of the Company.

The foregoing descriptions of the Promissory Note, the Security Agreement, the Patent Security Agreement and the Subordination Agreement are qualified in their entirety by reference to copies of the Promissory Note, the Security Agreement, the Patent Security Agreement and the Subordination Agreement, which are attached hereto as Exhibits 10.1,10.2, 10.3 and 10.4, respectively, and which are hereby incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note

10.2	Security Agreement

10.3	Patent Security Agreement

10.4	Subordination Agreement

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2017	Agritech Worldwide, Inc.

	By:	/s/ Jonathan Kahn
	Name:	Jonathan Kahn
	Title:	Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

10.1	Promissory Note

10.2	Security Agreement

10.3	Patent Security Agreement

10.4	Subordination Agreement

4